EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-92986) pertaining to the Alamo Group Inc. 1994 Incentive Stock Option Plan of our report dated March 10, 1998, with respect to the consolidated financial statements of Alamo Group Inc. and Subsidiaries included in the Form 10-K for the year ended December 31, 1997.

                                                  ERNST & YOUNG LLP

San Antonio, Texas
March 27, 1998